DEAN WITTER INTERMEDIATE TERM                         Two World Trade Center,
U.S. TREASURY TRUST                                   New York, New York 10048

LETTER TO THE SHAREHOLDERS February 28, 1998

DEAR SHAREHOLDER:

During the twelve months ended February 28, 1998, the economy exhibited healthy growth and declining inflation. The Federal Reserve Board expressed concern over the possibility of a resurgence in inflation due to the continued strength of the economy and employment growth, but when this did not materialize, rates were left unchanged.

Interest rates on intermediate-term U.S. Treasuries during the twelve months ended February 28, 1998 were highly volatile, with yields on five-year U.S. Treasuries ranging from 5.21 percent to 6.86 percent. At the end of the period, the five-year U.S. Treasury note was yielding
5.59 percent, compared to 6.39 percent twelve months earlier.

PERFORMANCE AND PORTFOLIO STRUCTURE

The Fund's performance for the twelve month period ended February 28, 1998 was enhanced by the generally lower interest rate environment. For this period the Fund's total return was 9.33 percent. This included income dividends of $0.57 per share and an increase in net asset value from $9.71 to $10.02 per share. During the same period, the Lipper Intermediate U.S. Treasury Funds Average (Lipper Average) and the Lehman Brothers Intermediate U.S. Treasury Index (Lehman Index) posted returns of 9.35 percent and 8.43 percent, respectively. The accompanying chart illustrates the growth of a hypothetical $10,000 investment in the Fund from its inception on September 27, 1995 through February 28, 1998, versus a similar investment in the issues that comprise the Lehman Index and the Lipper Average.

The Fund maintains a diversified investment strategy in U.S. Treasury bills, notes and bonds across the maturity spectrum, with the ability to extend maturity to a maximum of eight years. At present, in light of the Federal Reserve's neutrality, we have adjusted the Fund's weighted average maturity to approximately 6.5 years, to reflect a more constructive position. Accordingly, as attractive investment opportunities become available the average maturity may be adjusted.

DEAN WITTER INTERMEDIATE TERM U.S. TREASURY TRUST
LETTER TO THE SHAREHOLDERS February 28, 1998, continued

   [THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND ACCURATE
         DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR THE
                        PURPOSE OF EDGAR FILING.]

                                GROWTH OF $10,000
                                 ($ in Thousands)


       Date               Total               Lehman(3)           Lipper(4)
September 27, 1995      $10,000              $10,000             $10,000
February 29, 1996       $10,123              $10,315             $10,277
February 28, 1997       $10,469              $10,805             $10,670
February 28, 1998       $11,446(2)           $11,716             $11,667






                         Average Annual Total Returns

                      1 year                Life of Fund
                      9.33%(1)                 5.73%(1)



Past performance is not predictive of future returns


--------------------------


(1) Figure shown assumes reinvestment of all distributions. There is no sales charge.

(2) Closing value assuming a complete redemption on February 28, 1998.

(3) The Lehman Brothers Intermediate U.S. Treasury Index measures the performance of all U.S. Treasury securities with maturities ranging between 1 and 10 years. The performance of the Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

(4) The Lipper U.S. Treasury Funds Average tacks the performance of all funds which invest at least 65% of their assets in U.S. Treasury Bills, Notes and Bonds with dollar-weighted average maturities of 5 to 10 years, as reported by Lipper Analytical Services, Inc.



MARKET OVERVIEW

As the summer of 1997 came to a close, the turmoil in the Southeast Asian financial markets brought an investor flight to quality in U.S. Treasuries and the U.S. dollar. Should the crisis in Southeast Asia continue through 1998, we believe that the deflationary trend of the Southeast Asian economies could prove beneficial to declining inflation in the United States.

We believe that the Federal Reserve is unlikely to raise interest rates for the first half of 1998 and that the U.S. economy should maintain a healthy pace for the remainder of the year. However, should inordinately strong economic growth give rise to inflationary pressures, we feel the Federal Reserve may need to reassess its current monetary policy.

We believe the Fund, whose income is substantially free from state and local taxes in all 50 states and the District of Columbia, continues to offer investors an attractive alternative to other intermediate-term investments.

We appreciate your support of Dean Witter Intermediate Term U.S. Treasury Trust and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ Charles A. Fiumefreddo
CHARLES A. FIUMEFREDDO
Chairman of the Board

DEAN WITTER INTERMEDIATE TERM U.S. TREASURY TRUST
PORTFOLIO OF INVESTMENTS February 28, 1998

 PRINCIPAL               DESCRIPTION
 AMOUNT IN                   AND                  COUPON
 THOUSANDS              MATURITY DATE              RATE        VALUE
-----------  ---------------------------------- --------   -----------
             U.S. GOVERNMENT OBLIGATIONS (97.2%)
             U.S. Treasury Notes (89.1%)
   $  790    06/30/01 ..........................   6.625%  $ 814,245
      750    08/31/01 ..........................    6.50     771,143
      990    03/31/02 ..........................   6.625   1,025,392
       60    04/30/02 ..........................   6.625      62,204
      250    05/31/02 ..........................    6.50     258,150
       75    07/31/02 ..........................    6.00      76,094
      260    08/31/02 ..........................    6.25     266,289
       50    10/31/02 ..........................    5.75      50,244
      100    11/30/02 ..........................    5.75     100,485
      640    01/31/03 ..........................    5.50     637,107
      355    02/15/03 ..........................    6.25     364,507
      110    08/15/03 ..........................    5.75     110,648
      620    02/15/04 ..........................   5.875     629,213
      150    05/15/05 ..........................    6.50     157,323
       45    08/15/05 ..........................    6.50      47,230
       50    05/15/06 ..........................   6.875      53,786
      150    10/15/06 ..........................    6.50     157,959
      830    05/15/07 ..........................   6.625     884,307
    1,260    08/15/07 ..........................   6.125   1,299,539
                                                          -----------
                                                           7,765,865
                                                          -----------
             U.S. Treasury Strips (8.1%)
      425    05/15/03 ..........................    0.00     317,088
      175    02/15/04 ..........................    0.00     125,393
      395    02/15/05 ..........................    0.00     267,008
                                                          -----------
                                                             709,489
                                                          -----------
             TOTAL INVESTMENTS
             (Identified Cost $8,294,664)(a)  ..    97.2%  8,475,354
             CASH AND OTHER ASSETS IN EXCESS OF
             LIABILITIES                             2.8     241,158
                                                --------  ------------
             NET ASSETS ........................   100.0% $8,716,512
                                                ========  ============

------------
(a) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $189,169 and the aggregate gross unrealized depreciation is $8,479, resulting in net unrealized appreciation of $180,690.

                      SEE NOTES TO FINANCIAL STATEMENTS


DEAN WITTER INTERMEDIATE TERM U.S. TREASURY TRUST
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
February 28, 1998

 ASSETS:
Investments in securities, at value
 (identified cost $8,294,664)............    $8,475,354
Cash ....................................        84,780
Receivable for:
  Interest...............................       108,864
  Shares of beneficial interest sold ....        25,000
Receivable from affiliate................        41,539
Deferred organizational expenses ........        92,853
Prepaid expenses ........................        20,027
                                           ------------
  TOTAL ASSETS ..........................     8,848,417
                                           ------------
LIABILITIES:

Payable for:
  Dividends to shareholders .............         3,950
  Plan of distribution fee...............         2,448
Organizational expenses..................        92,853
Accrued expenses and other payables .....        32,654
                                           ------------
  TOTAL LIABILITIES .....................       131,905
                                           ------------
  NET ASSETS ............................    $8,716,512
                                           ============
COMPOSITION OF NET ASSETS:
Paid-in-capital .........................    $8,565,085
Net unrealized appreciation .............       180,690
Accumulated undistributed net investment
 income..................................         2,335
Accumulated net realized loss............       (31,598)
                                           ------------
  NET ASSETS ............................    $8,716,512
                                           ============
NET ASSET VALUE PER SHARE,
 869,868 shares outstanding (unlimited
 shares authorized of $.01 par value)  ..    $    10.02
                                           ============

STATEMENT OF OPERATIONS
For the year ended February 28, 1998

 NET INVESTMENT INCOME:
INTEREST INCOME .......................    $ 404,636
                                         -----------
EXPENSES
Professional fees......................       45,410
Organizational expenses................       36,000
Shareholder reports and notices .......       29,859
Registration fees......................       29,708
Investment management fee .............       23,496
Plan of distribution fee...............       22,778
Trustees' fees and expenses ...........       12,723
Custodian fees.........................        7,016
Transfer agent fees and expenses  .....        2,244
Other..................................        2,122
                                         -----------
  TOTAL EXPENSES ......................      211,356
Less: amounts waived/reimbursed  ......     (188,578)
                                         -----------
  NET EXPENSES ........................       22,778
                                         -----------
  NET INVESTMENT INCOME ...............      381,858
                                         -----------
NET REALIZED AND UNREALIZED GAIN:
Net realized gain .....................       57,477
Net change in unrealized depreciation        228,680
                                         -----------
  NET GAIN ............................      286,157
                                         -----------
NET INCREASE ..........................    $ 668,015
                                         ===========

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER INTERMEDIATE TERM U.S. TREASURY TRUST
FINANCIAL STATEMENTS, continued

STATEMENT OF CHANGES IN NET ASSETS

                                                           FOR THE YEAR      FOR THE YEAR
                                                              ENDED              ENDED
                                                        FEBRUARY 28, 1998  FEBRUARY 28, 1997
------------------------------------------------------  ----------------- -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income .................................     $  381,858        $   146,163
Net realized gain (loss)...............................         57,477            (89,075)
Net change in unrealized depreciation..................        228,680             (6,941)
                                                        ----------------- -----------------
  NET INCREASE ........................................        668,015             50,147
                                                        ----------------- -----------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income .................................       (381,858)          (146,163)
Net realized gain......................................         --                   (759)
                                                        ----------------- -----------------
  TOTAL ...............................................       (381,858)          (146,922)
                                                        ----------------- -----------------
Net increase (decrease) from transactions in shares of
 beneficial interest...................................      6,438,785         (2,348,227)
                                                        ----------------- -----------------
  NET INCREASE (DECREASE) .............................      6,724,942         (2,445,002)
NET ASSETS:
Beginning of period ...................................      1,991,570          4,436,572
                                                        ----------------- -----------------
  END OF PERIOD
  (Including undistributed net investment income of
  $2,335 and $0, respectively).........................     $8,716,512        $ 1,991,570
                                                        ================= =================

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER INTERMEDIATE TERM U.S. TREASURY TRUST
NOTES TO FINANCIAL STATEMENTS February 28, 1998

1. ORGANIZATION AND ACCOUNTING POLICIES

Dean Witter Intermediate Term U.S. Treasury Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is current income and preservation of principal. The Fund seeks to achieve its objective by investing in U.S. Treasury securities backed by the full faith and credit of the U.S. Government. The Fund was organized as a Massachusetts business trust on February 9, 1995 and commenced operations on September 27, 1995.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) all portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (2) when market quotations are not readily available, including circumstances under which it is determined by Dean Witter InterCapital Inc. (the "Investment Manager") that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); and (3) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

DEAN WITTER INTERMEDIATE TERM U.S. TREASURY TRUST
NOTES TO FINANCIAL STATEMENTS February 28, 1998, continued

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

E. ORGANIZATIONAL EXPENSES -- The Investment Manager paid the organizational expenses of the Fund in the amount of approximately $180,000, of which approximately $93,000 will be reimbursed. The balance has been absorbed by the Investment Manager. Such expenses have been deferred and are being amortized on the straight-line method over a period not to exceed five years from the commencement of operations.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the annual rate of 0.35% to the Fund's net assets determined at the close of each business day.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

The Investment Manager has undertaken to reimburse all operating expenses (except plan of distribution fees) and waive the compensation provided for in its Investment Management Agreement until December 31, 1998. At February 28, 1998, included in the Statement of Assets and Liabilities was a receivable from an affiliate which represents expense reimbursements due to the Fund.

DEAN WITTER INTERMEDIATE TERM U.S. TREASURY TRUST
NOTES TO FINANCIAL STATEMENTS February 28, 1998, continued

3. PLAN OF DISTRIBUTION

Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager, is the distributor of the Fund's shares and, in accordance with a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act, finances certain expenses in connection therewith.

Under the Plan, the Distributor bears the expense of all promotional and distribution related activities on behalf of the Fund, except for expenses that the Trustees determine to reimburse, as described below. The following activities and services may be provided by the Distributor, account executives of Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager and Distributor, its affiliates and other selected broker-dealers under the Plan: (1) compensation to, and expenses of, account executives of DWR and other employees, including overhead and telephone expenses; (2) sales incentives and bonuses to sales representatives and to marketing personnel in connection with promoting sales of the Fund's shares; (3) expenses incurred in connection with promoting sales of the Fund's shares; (4) preparing and distributing sales literature; and (5) providing advertising and promotional activities, including direct mail solicitation and television, radio, newspaper, magazine and other media advertisements.

The Fund is authorized to reimburse the Distributor for specific expenses the Distributor incurs or plans to incur in promoting the distribution of the Fund's shares. The amount of each monthly reimbursement payment may in no event exceed an amount equal to a payment at the annual rate of 0.35% of the Fund's average daily net assets. Expenses incurred by the Distributor pursuant to the Plan in any fiscal year will not be reimbursed by the Fund through payments accrued in any subsequent fiscal year. For the year ended February 28, 1998, the distribution fee was accrued at the annual rate of 0.34%.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The costs of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended February 28, 1998 were $14,508,825 and $8,236,006, respectively.

Dean Witter Trust FSB, an affiliate of the Investment Manager and
Distributor, is the Fund's transfer agent. At February 28, 1998, the Fund had transfer agent fees and expenses payable of approximately $24.

DEAN WITTER INTERMEDIATE TERM U.S. TREASURY TRUST
NOTES TO FINANCIAL STATEMENTS February 28, 1998, continued

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                     FOR THE YEAR               FOR THE YEAR
                                                        ENDED                      ENDED
                                                  FEBRUARY 28, 1998          FEBRUARY 28, 1997
                                              -------------------------- --------------------------
                                                 SHARES       AMOUNT        SHARES       AMOUNT
                                              ----------- -------------  ----------- -------------
Sold ........................................  1,372,375    $13,448,633     145,947    $ 1,418,741
Reinvestment of dividends and distributions..     12,187        120,495       7,200         69,866
                                              ----------- -------------  ----------- -------------
                                               1,384,562     13,569,128     153,147      1,488,607
Repurchased .................................   (719,714)    (7,130,343)   (395,509)    (3,836,834)
                                              ----------- -------------  ----------- -------------
Net increase (decrease) .....................    664,848    $ 6,438,785    (242,362)   $(2,348,227)
                                              =========== =============  =========== =============

6. FEDERAL INCOME TAX STATUS

During the year ended February 28, 1998, the Fund utilized approximately $56,000 of its net capital loss carryover. At February 28, 1998, the Fund had a net capital loss carryover of approximately $31,000 which will be available through February 28, 2005 to offset future capital gains to the extent provided by regulations.

Capital losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of approximately $400 during fiscal 1998.

As of February 28, 1998, the Fund had temporary book/tax differences primarily attributable to post-October losses and dividends payable and permanent book/tax differences attributable to nondeductible expenses. To reflect reclassifications arising from the permanent differences, paid-in-capital was charged and undistributed net investment income was credited $2,335.

DEAN WITTER INTERMEDIATE TERM U.S. TREASURY TRUST
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                                    FOR THE PERIOD
                                               FOR THE YEAR      FOR THE YEAR    SEPTEMBER 27, 1995*
                                                  ENDED              ENDED             THROUGH
                                            FEBRUARY 28, 1998  FEBRUARY 28, 1997  FEBRUARY 29, 1996
------------------------------------------  ----------------- -----------------  -------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period  .....       $ 9.71            $ 9.92              $10.00
                                            ----------------- -----------------  -------------------
Net investment income .....................         0.57              0.53                0.21
Net realized and unrealized gain (loss)  ..         0.31             (0.21)              (0.08)
                                            ----------------- -----------------  -------------------
Total from investment operations ..........         0.88              0.32                0.13
                                            ----------------- -----------------  -------------------
Less dividends from net investment income          (0.57)            (0.53)++            (0.21)
                                            ----------------- -----------------  -------------------
Net asset value, end of period ............       $10.02            $ 9.71              $ 9.92
                                            ================= =================  ===================
TOTAL INVESTMENT RETURN+ ..................         9.33%             3.42%               1.23%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses ..................................         0.34%(3)          0.33%(3)            0.32%(2)(3)
Net investment income .....................         5.69%(3)          5.41%(3)            5.05%(2)(3)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ...       $8,717            $1,992              $4,437
Portfolio turnover rate ...................          129%               42%                 20%(1)

------------
*      Commencement of operations.
+ Calculated based on the net asset value as of the last business day of the period.
++     Includes distributions from capital gains of $0.003.
(1)    Not annualized.
(2)    Annualized.
(3) If the Fund had borne all of its expenses that were reimbursed or waived by the Investment Manager, the annual expense and net investment income (loss) ratios would have been 3.15% and 2.88%, respectively, for the year ended February 28, 1998, 7.07% and (1.33)%, respectively, for the year ended February 28, 1997 and the annualized expense and net investment income ratios would have been 2.82% and 2.55%, respectively, after application of the Fund's state expense limitation, for the period ended February 29, 1996.

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER INTERMEDIATE TERM U.S. TREASURY TRUST
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF DEAN WITTER INTERMEDIATE TERM U.S. TREASURY TRUST

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dean Witter Intermediate Term U.S. Treasury Trust (the "Fund") at February 28, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period September 27, 1995 (commencement of operations) through February 29, 1996, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
April 13, 1998

TRUSTEES
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

Rajesh K. Gupta
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER
Dean Witter InterCapital Inc.
Two World Trade Center
New York, New York 10048




This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution for prospective investors in the Fund unless preceded or accompanied by an effective prospectus.



DEAN WITTER
INTERMEDIATE TERM
U.S. TREASURY TRUST



ANNUAL REPORT
FEBRUARY 28, 1998